CASH COLLATERAL AGREEMENT


                                                    June 18, 1996


State Street Bank and Trust Company
Two International Place
5th Floor
Boston, Massachusetts 02110
Attn: Corporate Trust

          Re: KRT Property Holdings, Inc., Hillcrest Plaza Limited Partnership, KR Suburban, L.P., Fox Run, Limited Partnership, KR MacArthur Associates, L.P., KR Best Associates, L.P., KR 69th Street, L.P., KR Trust One, Inc., KR Orange, Inc., KR Collegetown, Inc., KR Hillcrest Mall, Inc. and KR Pilgrim, L.P., KR Manchester, Inc. and KR Street Associates, L.P.


Ladies and Gentlemen:

          Reference is made to trust account no. 990-01265 (such account, together with all subaccounts thereunder, the "Accounts") maintained with you (the "Bank") at your corporate trust offices located at Two International Place, Boston, Massachusetts by KRT Property Holdings, Inc., Hillcrest Plaza Limited Partnership, KR Suburban, L.P., Fox Run, Limited Partnership, KR MacArthur Associates, L.P., KR Best Associates, L.P., KR 69th Street, L.P., KR Trust One, Inc., KR Manchester, Inc., KR Street Associates, L.P., KR Orange, Inc., KR Collegetown, Inc., KR Hillcrest Mall, Inc. and KR Pilgrim, L.P. (collectively, "Borrower"). The Accounts are further described as set forth on Schedule I attached hereto. Pursuant to a Collection Account Security, Pledge and Assignment Agreement, dated as of the date hereof (the "Security Agreement"), Borrower has agreed with the Bank and KRT Origination Corp., as lender ("Lender") to establish and maintain the Accounts and to confirm and/or create a security interest in favor of the Bank as agent for Lender in the following (the "Account Collateral"): the Accounts, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Accounts, all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing and all proceeds of any and all of the foregoing other than Account Collateral distributed to the Borrower under the Security Agreement. It is a condition to the continued maintenance of the Accounts with the Bank that the Bank agrees to this letter agreement.

          By signing this letter agreement, the parties agree with each other as follows:

          1. Notwithstanding anything to the contrary in any other agreement relating to the Accounts, (a) the Accounts will be entitled: (i) "State Street Bank and Trust Company, as agent,
Re: KRT Property Holdings, Inc., Hillcrest Plaza Limited Partnership, KR Suburban, L.P., Fox Run, Limited Partnership, KR MacArthur Associates, L.P., KR Best Associates, L.P., KR 69th Street, L.P., KR Trust One, Inc., KR Manchester, Inc., KR Street Associates, L.P., KR Orange, Inc., KR Collegetown, Inc., KR Hillcrest Mall, Inc. and KR Pilgrim, L.P., Receipts Account," and
(ii) "State Street Bank and Trust Company, as agent, Re: KRT Property Holdings, Inc., Hillcrest Plaza Limited Partnership, KR Suburban, L.P., Fox Run, Limited Partnership, KR MacArthur Associates, L.P., KR Best Associates, L.P., KR 69th Street, L.P., KR Trust One, Inc., KR Manchester, Inc., KR Street Associates, L.P., KR Orange, Inc., KR Collegetown, Inc., KR Hillcrest Mall, Inc. and KR Pilgrim, L.P., Collection Account"; and (b) the subaccounts thereunder: (i) "State Street Bank and Trust Company, as agent, Re: KRT Property Holdings, Inc., Hillcrest Plaza Limited Partnership, KR Suburban, L.P., Fox Run, Limited Partnership, KR MacArthur Associates, L.P., KR Best Associates, L.P., KR 69th Street, L.P., KR Trust One, Inc., KR Manchester, Inc., KR Street Associates, L.P., KR Orange, Inc., KR Collegetown, Inc., KR Hillcrest Mall, Inc. and KR Pilgrim, L.P., Capital and TI Reserve Account," (ii) "State Street Bank and Trust Company, as agent, Re: KRT Property Holdings, Inc., Hillcrest Plaza Limited Partnership, KR Suburban, L.P., Fox Run, Limited Partnership, KR MacArthur Associates, L.P., KR Best Associates, L.P., KR 69th Street, L.P., KR Trust One, Inc., KR Manchester, Inc., KR Street Associates, L.P., KR Orange, Inc., KR Collegetown, Inc., KR Hillcrest Mall, Inc. and KR Pilgrim, L.P., Sinking Fund Account," and (iii) "State Street Bank and Trust Company, as agent, Re: KRT Property Holdings, Inc., Hillcrest Plaza Limited Partnership, KR Suburban, L.P., Fox Run, Limited Partnership, KR MacArthur Associates, L.P., KR Best Associates, L.P., KR 69th Street, L.P., KR Trust One, Inc., KR Manchester, Inc., KR Street Associates, L.P., KR Orange, Inc., KR Collegetown, Inc., KR Hillcrest Mall, Inc. and KR Pilgrim, L.P., Default Interest Account," and withdrawals therefrom will be permitted only in accordance with the Security Agreement.

          2. The Bank shall be entitled to exercise any and all rights of Borrower in respect of the Accounts and Borrower authorizes the Bank to exercise any and all rights in respect of the Accounts (provided that such exercise is consistent with the Security Agreement) as the Bank shall deem reasonably necessary or desirable in order to effectuate the provisions of this letter agreement. The Bank shall, as soon as practicable after its exercise of such rights, notify Borrower and Lender in writing of such exercise, provided, however, that in no event shall any failure by the Bank to so notify Borrower affect in any way the Bank's rights under this Paragraph 2. The Bank hereby waives any and all rights it may have at law or otherwise to set off, or make any claim, against the Accounts, other than the right to receive compensation and indemnification under the Security Agreement.

          3. Notwithstanding any other provisions of this letter agreement, it is agreed that the Bank shall not be liable either directly or indirectly for any action taken by it or any of its directors, officers, agents or employees in accordance with this letter agreement except for its or their own gross negligence or bad faith. In no event shall the Bank be liable either directly or indirectly for losses or delays resulting from force majeure, computer malfunctions, interruption of communication facilities, labor difficulties or other causes beyond the Bank's reasonable control or for consequential damages.

          4. This letter agreement shall be effective as of the date above written. Neither this letter agreement nor any provisions hereof may be changed, amended, modified or waived orally, but only by an instrument in writing signed by the parties hereto and consented to by Lender. Any provisions of this letter agreement which may prove unenforceable under any law or regulation shall not affect the validity of any other provision hereof.

          5. All notices, demands, requests, consents, approvals and other communications (each herein a "Notice" or collectively "Notices") required, permitted, or desired, to be given hereunder shall be in writing and (i) sent by telecopy or by registered or certified mail, postage prepaid, return receipt requested or (ii) delivered by hand or reputable overnight courier service, addressed to the party to be so notified at its address hereinafter set forth, or to such other address as such party shall have specified most recently by like Notice.

If to the Bank:          State Street Bank and Trust Company
                         Two International Place
                         5th Floor
                         Boston, Massachusetts 02110
                         Attn: Corporate Trust
                         Facsimile: (617) 664-5367

If to Borrower:     KRT Property Holdings, Inc., Hillcrest Plaza
                    Limited Partnership, KR Suburban, L.P., Fox
                    Run, Limited Partnership, KR MacArthur
                    Associates, L.P., KR Best Associates, L.P.,
                    KR 69th Street, L.P., KR Trust One, Inc., KR
                    Manchester, Inc., KR Street Associates, L.P.,
                    KR Orange, Inc., KR Collegetown, Inc., KR
                    Hillcrest Mall, Inc. and KR Pilgrim, L.P.,
                    c/o Kranzco Realty Trust
                    128 Fayette Street
                    Conshohocken, Pennsylvania 19428
                    Attn: Robert Dennis
                    Facsimile: (610) 941-9193

With a Copy to:          Robinson Silverman Pearce
                         Aronsohn & Berman LLP
                         1290 Avenue of the Americas
                         New York, New York 10104
                         Attn: Alan S. Pearce, Esq.
                         Facsimile: (212) 541-4630

If to Lender:       KRT Origination Corp.
                    c/o Kranzco Realty Trust
                    128 Fayette Street
                    Conshohocken, Pennsylvania 19428
                    Attn: Norman M. Kranzdorf
                    Facsimile: (610) 941-9193

          6. This letter agreement shall not be assignable by the Bank without the consent of the undersigned (which shall not be unreasonably withheld) and Lender and shall not be assignable by the undersigned. This letter agreement shall be binding upon the parties and their respective successors and permitted assigns and shall inure to the benefit of the parties and their respective successors and permitted assigns. The Bank may terminate this letter agreement only upon thirty (30) days' prior written notice to Borrower in accordance with Section 14 of the Security Agreement. Upon such termination the Bank shall hold all funds in the Accounts until it receives instructions from Lender or its successor instructing it how to dispose of such funds.

          7. This letter agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of law principles of such State.

          8. The rights and remedies of the Bank as set forth in the Security Agreement are expressly incorporated in this letter agreement.

          9. This letter agreement shall be subject to all of the terms, covenants and conditions of the Security Agreement all of which are incorporated herein by reference as if fully set forth herein.

                                   Very truly yours,

                                   BORROWER:

                                   KRT PROPERTY HOLDINGS, INC.


                                   By: /s/ Norman Kranzdorf
                                       ----------------------
                                     Name:  Norman Kranzdorf
                                     Title: President


                                   HILLCREST PLAZA LIMITED
                                     PARTNERSHIP

                                   By  KR Hillcrest, Inc.


                                   By: /s/ Norman Kranzdorf
                                       ----------------------
                                     Name:  Norman Kranzdorf
                                     Title: President


                                   KR SUBURBAN, L.P.

                                   By  KR Suburban, Inc.


                                   By: /s/ Norman Kranzdorf
                                       ----------------------
                                     Name:  Norman Kranzdorf
                                     Title: President


                                   FOX RUN, LIMITED PARTNERSHIP

                                   By  Fox Run, Inc.


                                   By: /s/ Norman Kranzdorf
                                       ----------------------
                                     Name:  Norman Kranzdorf
                                     Title: President


 [Signatures to Cash Collateral Agreement continue on following page]
                                   KR MACARTHUR ASSOCIATES, L.P.

                                   By  KR MacArthur, Inc.


                                   By: /s/ Norman Kranzdorf
                                       ----------------------
                                     Name:  Norman Kranzdorf
                                     Title: President


                                   KR BEST ASSOCIATES, L.P.

                                   By  KR Best Associates, Inc.

                                   By: /s/ Norman Kranzdorf
                                       ----------------------
                                     Name:  Norman Kranzdorf
                                     Title: President


                                   KR 69TH STREET, L.P.

                                   By  KR 69th Street, Inc.


                                   By: /s/ Norman Kranzdorf
                                       ----------------------
                                     Name:  Norman Kranzdorf
                                     Title: President


                                   KR TRUST ONE, INC.

                                   By: /s/ Norman Kranzdorf
                                       ----------------------
                                     Name:  Norman Kranzdorf
                                     Title: President


                                   KR MANCHESTER, INC.


                                   By: /s/ Norman Kranzdorf
                                       ----------------------
                                     Name:  Norman Kranzdorf
                                     Title: President



 [Signatures to Cash Collateral Agreement continue on following page]
                                   KR STREET ASSOCIATES, L.P.

                                   By  KR Street, Inc.


                                   By: /s/ Norman Kranzdorf
                                       ----------------------
                                     Name:  Norman Kranzdorf
                                     Title: President


                                   KR ORANGE, INC.

                                   By: /s/ Norman Kranzdorf
                                       ----------------------
                                     Name:  Norman Kranzdorf
                                     Title: President


                                   KR COLLEGETOWN, INC.

                                   By: /s/ Norman Kranzdorf
                                       ----------------------
                                     Name:  Norman Kranzdorf
                                     Title: President


                                   KR HILLCREST MALL, INC.


                                     By: /s/ Norman Kranzdorf
                                      ------------------------
                                        Name:  Norman Kranzdorf
                                        Title:    President


                                   KR PILGRIM, L.P.

                                   By  KR Pilgrim, Inc.


                                   By: /s/ Norman Kranzdorf
                                       ----------------------
                                     Name:  Norman Kranzdorf
                                     Title: President





 [Signatures to Cash Collateral Agreement continue on following page]ACKNOWLEDGED AND AGREED TO
AS OF THE DATE FIRST
ABOVE WRITTEN:

STATE STREET BANK AND
  TRUST COMPANY, as Agent


By: /s/ James Byrnes
   ---------------------------
    Name:     James Byrnes
    Title:    Assistant Vice President                            SCHEDULE I

Account Number                          Account Name

1412912975          State Street Bank and Trust Company, as
                    agent, Re:  KRT Property
(CoreStates Bank)   Holdings, Inc., Hillcrest Plaza Limited
                    Partnership, KR Suburban, L.P., Fox Run,
                    Limited Partnership, KR MacArthur Associates,
                    L.P., KR Best Associates, L.P., KR 69th
                    Street, L.P., KR Trust One, Inc., KR
                    Manchester, Inc., KR Street Associates, L.P.,
                    KR Orange, Inc., KR Collegetown, Inc., KR
                    Hillcrest Mall, Inc. and KR Pilgrim, L.P.,
                    Receipts Account

990-01265           State Street Bank and Trust Company, as
                    agent, Re:  KRT Property
(State Street       Holdings, Inc., Hillcrest Plaza Limited
                    Partnership, KR Suburban,
Bank and Trust      L.P., Fox Run, Limited Partnership, KR
                    MacArthur Associates, L.P.,
Company)            KR Best Associates, L.P., KR 69th Street,
                    L.P., KR Trust One, Inc., KR Manchester,
                    Inc., KR Street Associates, L.P., KR Orange,
                    Inc., KR Collegetown, Inc., KR Hillcrest
                    Mall, Inc. and KR Pilgrim, L.P., Collection
                    Account

990-01265           State Street Bank and Trust Company, as
                    agent, Re:  KRT Property
(State Street       Holdings, Inc., Hillcrest Plaza Limited
                    Partnership, KR Suburban,
Bank and Trust      L.P., Fox Run, Limited Partnership, KR
                    MacArthur Associates, L.P.,
Company)            KR Best Associates, L.P., KR 69th Street,
                    L.P., KR Trust One, Inc., KR Manchester,
                    Inc., KR Street Associates, L.P., KR Orange,
                    Inc., KR Collegetown, Inc., KR Hillcrest
                    Mall, Inc. and KR Pilgrim, L.P., Capital and
                    TI Reserve Account

990-01265           State Street Bank and Trust Company, as
                    agent, Re:  KRT Property
(State Street       Holdings, Inc., Hillcrest Plaza Limited
                    Partnership, KR Suburban,
Bank and Trust      L.P., Fox Run, Limited Partnership, KR
                    MacArthur Associates, L.P.,
Company)            KR Best Associates, L.P., KR 69th Street,
                    L.P., KR Trust One, Inc., KR Manchester,
                    Inc., KR Street Associates, L.P., KR Orange,
                    Inc., KR Collegetown, Inc., KR Hillcrest
                    Mall, Inc. and KR Pilgrim, L.P., Sinking Fund
                    Account

990-01265           State Street Bank and Trust Company, as
                    agent, Re: KRT Property
(State Street       Holdings, Inc., Hillcrest Plaza Limited
                    Partnership, KR Suburban,
Bank and Trust      L.P., Fox Run, Limited Partnership, KR
                    MacArthur Associates, L.P.,
Company)            KR Best Associates, L.P., KR 69th Street,
                    L.P., KR Trust One, Inc., KR Manchester,
                    Inc., KR Street Associates, L.P., KR Orange,
                    Inc., KR Collegetown, Inc., KR Hillcrest
                    Mall, Inc. and KR Pilgrim, L.P., Default
                    Interest Account